UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 3, 2012 (March 28, 2012)

MOCON, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-09273	41-0903312
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7500 Mendelssohn Avenue North
Minneapolis, MN	55428
(Address of Principal Executive Offices)	(Zip Code)

(763) 493-6370

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On March 28, 2012, in connection with the closing of the acquisition of PBI-Dansensor A/S (“PBI Dansensor”) by MOCON, Inc. (“MOCON”) as more fully described below, MOCON entered into a Credit Agreement (the “Credit Agreement”) with Wells Fargo Bank, National Association (“Wells Fargo”).  The Credit Agreement provides for a four year, $5.0 million secured revolving credit line, with a $1 million sublimit for the issuance of letters of credit, and a $3.5 million secured term loan that amortizes over four years (the “Loans”).  The Loans bear interest at the per annum rate of 1.75% over the one-month LIBOR rate on the revolving credit line and 3.46% fixed on the term loan.  There is a 0.20% fee imposed on the average daily unused amount of the revolving credit line, payable quarterly.

Funds are available under the credit facility to finance the acquisition of PBI Dansensor, for working capital purposes and to finance permitted acquisitions (acquisitions that have a purchase price of $5.0 million or less).  The Loans are secured by a first priority security interest in substantially all of the assets of MOCON (excluding the shares in PBI Dansensor and the shares in MOCON Denmark Holding ApS, a newly formed, wholly owned subsidiary of MOCON that was formed to effect the acquisition of PBI Dansensor (“MOCON Denmark”).  MOCON and its domestic subsidiaries guaranteed the Loans.

On March 28, 2012, MOCON borrowed $4.0 million against the credit line and drew down the $3.5 million term loan so that as of March 28, 2012, it had total outstanding indebtedness to Wells Fargo of $7.5 million under the Loans.

The Credit Agreement contains certain covenants regarding MOCON and its domestic subsidiaries, including affirmative financial covenants, such as the maintenance of a maximum debt to EBITDA ratio and a minimum cash flow to debt service level, and certain negative covenants, which, among other things, limit the incurrence of additional indebtedness, amount of capital and lease expenditures, disposition of assets, acquisitions other than permitted acquisitions that are not effected more than once each twelve month period, liens, stock redemptions and other matters customarily restricted in such agreements.  Many of these restrictions are subject to certain minimum thresholds and exceptions.  The Credit Agreement also contains customary events of default, including, without limitation, payment defaults, material inaccuracy of representations and warranties, covenant defaults, bankruptcy and involuntary proceedings, monetary judgment defaults in excess of specified amounts and change of control and other customary defaults.

The description of the Credit Agreement set forth above is qualified by the Credit Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated herein by this reference.

Item 2.01              Completion of Acquisition or Disposition of Assets.

On April 2, 2012, MOCON completed its previously announced acquisition of PBI Dansensor.  PBI Dansensor is a manufacturer of specialized instrumentation for Modified Atmosphere Packaging (MAP) of foods, beverages, pharmaceuticals, and other perishable items.

Pursuant to the terms of the Share Purchase Agreement (the “Share Purchase Agreement”) dated March 9, 2012 between MOCON and PBI-Holding A/S, a Danish company (“PBI Holding”), MOCON Denmark purchased 100% of the shares of stock of PBI Dansensor for DKK 112,000,000 (approximately $20,000,000), two-thirds of which was paid at closing and the remainder of which will be paid over four years pursuant to a secured note issued to PBI Holding by MOCON.  MOCON’s obligations under the note are secured by a pledge of the shares of PBI Dansensor.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(a)           Financial statements of business acquired.

MOCON has determined that it is not practicable to provide the required historical financial statements of PBI Dansensor at this time.  MOCON intends to file the required historical financial statements of PBI Dansensor under a Form 8-K/A as soon as practicable, but no later than June 15, 2012.

(b)           Pro forma financial information.

MOCON has determined that it is not practicable to provide the required pro forma financial information regarding the acquisition of PBI Dansensor at this time.  MOCON intends to file the required pro forma financial information under a Form 8-K/A as soon as practicable, but no later than June 15, 2012.

(d)           Exhibits.

Exhibit No.	Description

2.1

Share Purchase Agreement, dated as of March 9, 2012, by and among MOCON, Inc. and PBI-Holding A/S. (Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and copies thereof will be furnished to the Securities and Exchange Commission upon request).

10.1	Credit Agreement dated as of March 28, 2012 by and between MOCON, Inc. and Wells Fargo Bank, National Association.

10.2	Security Agreement: Equipment dated as of March 28, 2012 executed by MOCON, Inc. in favor of Wells Fargo Bank, National Association.

10.3	Continuing Security Agreement: Rights to Payment and Inventory dated as of March 28, 2012 executed by MOCON, Inc. in favor of Wells Fargo Bank, National Association.

10.4	Vendor Loan Agreement dated as of April 2, 2012 by and among MOCON, Inc., MOCON Denmark Holding ApS and PBI-Holding A/S.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOCON, INC.

Dated: April 3, 2012	By:	/s/ Darrell B. Lee
Darrell B. Lee
Vice President, Chief Financial Officer,
Treasurer and Secretary

MOCON, INC.

CURRENT REPORT ON FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description	Method of Filing

2.1

Share Purchase Agreement, dated as of March 9, 2012, by and among MOCON, Inc. and PBI-Holding A/S. (Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and copies thereof will be furnished to the Securities and Exchange Commission upon request).

Incorporated by reference to Exhibit 2.1 to MOCON’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on March 12, 2012 (File No. 000-09273).

10.1	Credit Agreement dated as of March 28, 2012 by and between MOCON, Inc. and Wells Fargo Bank, National Association.	Filed herewith.

10.2	Security Agreement: Equipment dated as of March 28, 2012 executed by MOCON, Inc. in favor of Wells Fargo Bank, National Association.	Filed herewith.

10.3	Continuing Security Agreement: Rights to Payment and Inventory executed by MOCON, Inc. in favor of Wells Fargo Bank, National Association.	Filed herewith.

10.4	Vendor Loan Agreement dated as of April 2, 2012 by and among MOCON, Inc., MOCON Denmark Holding ApS and PBI-Holding A/S.	Filed herewith.